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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 6 of March, 2014, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), MASSMUTUAL SELECT FUNDS, a Massachusetts business trust, MASSMUTUAL PREMIER FUNDS, a Massachusetts business trust (together with MassMutual Select Funds, the "FUNDS"), and MML DISTRIBUTORS, LLC, a Connecticut limited liability company (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Funds are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, the Funds are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and their shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Massachusetts Mutual Life Insurance Company (the "ADVISER") is the investment adviser of the Portfolios of the Funds and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the Funds and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the Financial Industry Regulatory Authority. (hereinafter "FINRA"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios set forth in Schedule B on behalf of each corresponding Separate Account set forth on such Schedule A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Funds and the Underwriter agree as follows:

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               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Funds and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Funds or their designee of such order. For purposes of this Section, the Company shall be the designee of the Funds for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Funds; provided that the Funds or the Underwriter receive notice of such order via the National Securities Clearing Corporation (the "NSCC") by 10:00 a.m. Eastern Time on the next following Business Day. The Funds will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Funds will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Funds' designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Funds calculate their net asset values pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows the Funds and Company to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Funds to perform such settlement services on behalf of the Funds and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Funds for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Funds and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Funds or their designee of such order. For purposes of this Section, the Company shall be the designee of the Funds for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Funds; provided that the Funds or the Underwriter receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Funds' designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Funds calculate their net asset values pursuant to the rules of the SEC.

1.2 The Funds and the Underwriter agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees of the Funds (hereinafter the "TRUSTEES") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

1.3 The Funds and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Funds held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance

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by the Funds or their designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Funds for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Funds; provided the Funds or the Underwriter receives notice of such request for redemption via the NSCC by 10:00 a.m. Eastern Time on the next following Business Day. The Funds will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Funds will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Funds or the Underwriter receive notice of the redemption order from the Company provided that the Funds or the Underwriter receive notice by 10:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Funds for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Funds and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Funds held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Funds or their designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Funds for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Funds; provided the Funds or the Underwriter receive notice of such request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Funds or the Underwriter receive notice of the redemption order from the Company provided that the Funds or the Underwriter receive notice by 10:00 a.m. Eastern Time on such Business Day.

1.4 The Company will place separate orders to purchase or redeem shares of each Portfolio.

1.5 Issuance and transfer of the Funds' shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.6 The Underwriter or its designee shall furnish prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on the Funds' shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Funds shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Funds.

1.7 The Underwriter or its designee shall make the net asset value per share of each Series available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 7:00 p.m. Eastern time on such Business Day.

1.8(a) If the Underwriter or the Funds provide materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment

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with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

1.8(b) The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Underwriter and the Funds shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract Owners, participants or beneficiaries that have selected a Portfolio as an investment option ("Contract owners"), and which amount is due to the Funds' or their agents' material miscalculation and/or incorrect reporting of or failure to report the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Funds or their agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Funds or their agents result in a gain to the Company, the Company shall immediately reimburse the Funds, the applicable Portfolios, or their agents for any material losses incurred by the Funds, the applicable Portfolios, or their agents as a result of the incorrect calculation. Should a material miscalculation by the Funds or their agents result in a gain to Contract owners, the Company will consult with the Funds or their designee as to what reasonable efforts shall be made to recover the money and repay the Funds, the applicable Portfolio, or their agents. The Company shall then make such reasonable effort, at the expense of the Funds or their agents, to recover the money and repay the Funds, the applicable Portfolios, or their agents; but the Company shall not be obligated to take legal action against Contract owners.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Funds and the Underwriter represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Funds are and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Funds shall amend the registration statements for their shares under the

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1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of their shares; and (iii) the Funds shall register and qualify their shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Funds or the Underwriter.

2.3 The Funds represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Funds finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Funds represent that their Board of Trustees, including a majority of their Trustees who are not interested persons of the Funds, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Underwriter represents and warrants that it is a member in good standing of the FINRA and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.6 The Funds represent that they are lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that they do and will comply in all material respects with applicable provisions of the 1940 Act.

2.7 The Funds represent and warrant that all of their Trustees officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Funds are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Funds in an amount not less than the minimal coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.8 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Funds in compliance in all material respects with the laws of the State of Connecticut and any applicable state and federal securities laws.

2.10 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Funds' shares pursuant to this Agreement.

2.11 The Company represents that it has adopted written policies and procedures reasonably designed to detect and deter frequent and/or disruptive trading in Shares. The Company and the Funds

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agree to reasonably cooperate for the purpose of discouraging frequent or disruptive trading in shares of the Funds and agree to negotiate a "shareholder information agreement" under Rule 22c-2.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Funds shall provide the Company at no charge with as many printed copies of the Funds' current prospectuses and statements of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Funds' current prospectuses and statements of additional information, the Funds shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Funds' prospectuses and statements of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for a Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Funds' prospectuses printed together in one document or separately. The Company may elect to print the Funds' prospectuses and/or their statements of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a) The Funds shall provide the Company at no charge with copies of the Funds' proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b) The Funds shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners. The Funds shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Funds' statements of additional information shall be obtainable by Contract owners from the Funds, the Underwriter, the Company or such other person as the Funds may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of

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     1974, as amended, the Company shall vote such Fund shares allocated to such
     Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Funds will comply with all provisions of the 1940 Act requiring voting by shareholders. The Funds will not hold annual meetings but will hold such special meetings as may be necessary from time to time. Further, the Funds will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Funds, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Funds, the Adviser or the Underwriter is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Funds, the Underwriter or their designee, however, the failure to object in writing within two Business days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Funds or concerning the Funds in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Funds, or in sales literature or other promotional material approved by the Funds or their designee, except with the permission of the Funds or their designee.

4.3 The Funds shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.4 Neither the Funds nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.6 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape

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display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.7 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Funds and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Funds and the Underwriter. Except as provided in
Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Funds or the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.8 The Funds and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Funds and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Funds shall pay the fees and expenses provided for in the attached SCHEDULE B.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Funds, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Funds or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Funds' shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or

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          arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Funds to the Company on behalf of the Funds for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Funds.

6.2  Indemnification By the Underwriter

(a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the

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Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Funds or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Funds or the Underwriter or persons under the control of the Funds or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Funds or the Underwriter or persons under the control of the Funds or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Funds or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Funds in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Funds; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Funds

(a) The Funds agree to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Funds) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Funds or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Funds or the Underwriter or persons under the control of the Funds or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Funds or the Underwriter or persons under the control of the Funds or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Funds or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Funds in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Funds; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                        ARTICLE VIII. Term & Termination

1.  8.1 Term.

(a) Except as otherwise provided below, the term of this Agreement shall be for two (2) years from the date hereof, unless terminated earlier by reason of a breach of contract or by law, or pursuant to this section 8. At the end of the initial term of this Agreement, this Agreement shall be automatically renewed for successive one year periods, unless any party notifies the other no later than thirty days before any anniversary of its intent to terminate this Agreement.

8.2  This Agreement shall terminate:

(a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund, the Underwriter or the Adviser upon institution of formal proceedings against the Company by the FINRA, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Underwriter or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or the Adviser by the FINRA, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's, the Fund's or the Adviser's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Fund, the Underwriter or the Adviser if the Fund, the Underwriter or the Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter.

8.3  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.4 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.5  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body or such Fund is no longer available for purchase. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body or such Fund is no longer available for purchase.

(b) Fund and/or Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

(c) In the event of the insolvency or liquidation of the Company, fees shall continue to be payable directly to the Company or its liquidator, receiver, conservator or statutory successor, without diminution and reasonable provision for verification by the Company or its liquidator, receiver, conservator or statutory successor.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

If to the Company:

     Hartford Life Insurance Company
     1 Griffin Rd North
     Windsor, Connecticut 06095-1512
     Attention: To Executive in charge of Hartford's Insurance Products Fund Trading Area, currently Diane Krajewski, Assistant Vice President with a copy to:

     General Counsel
     Hartford Life Insurance Company
     One Hartford Plaza
     Hartford, CT 06155

If to the Fund:

     MassMutual Premier Funds/MassMutual Select Funds
     c/o Massachusetts Mutual Life Insurance Company
     100 Bright Meadow Blvd.
     Enfield, CT 06082
     Attention: Andrew M. Goldberg, Esq.

If to the Underwriter:

     Attention:

with a copy to:

     Attention:

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the FINRA, and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY      MASSMUTUAL PREMIER FUNDS

By:    /s/ Margaret Norton             By:    /s/ Eric Wietsma
       ------------------------------         ------------------------------
Name:  Margaret Norton                 Name:  Eric Wietsma

Title: AVP, Trading & Clearing         Title: President

MML DISTRIBUTORS, LLC                MASSMUTUAL SELECT FUNDS

By:    /s/ Eric Wietsma                By:    /s/ Eric Wietsma
       ------------------------------         ------------------------------
Name:  Eric Wietsma                    Name:  Eric Wietsma

Title: Vice President                  Title: President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Separate Accounts

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the Commonwealth of Massachusetts to set aside and invest assets attributable to the Contracts.

                               Portfolios Include

Share Classes -- A, I, L, N, S, Y, Z, R3, R4

                                   SCHEDULE B

In consideration of the services provided by the Company, the Funds agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be paid within 30 days of the end of each month.

                                                                  NEW SHARE
                                                         OLD        CLASS
                                                        SHARE    (EFFECTIVE    TOTAL
FUND NAME                                   TICKER      CLASS     4/1/2014)   REVENUE
--------------------------------------------------------------------------------------
Barings Dynamic Allocation                MLBAX       A          A            0.60%
Barings Dynamic Allocation                MBGLX       L          ADM          0.35%
Barings Dynamic Allocation                MPBRX       N          R3           0.75%
Barings Dynamic Allocation                MPZAX       NEW        R4           0.50%
Barings Dynamic Allocation                MPBSX       S          R5           0.15%
Barings Dynamic Allocation                MPBYX       Y          SVC          0.25%
Barings Dynamic Allocation                MPBZX       Z          I            0.00%
International Index                       TBD         NEW        R4           0.50%
International Index                       MKRLX       L          ADM          0.35%
International Index                       TBD         N          R3           0.75%
International Index                       MKRIX       I          R5           0.10%
International Index                       MKRZX       Z          I            0.00%
International Index                       MKRAX       A          A            0.60%
International Index                       MKRSX       S          SVC          0.25%
International Index                       MKRYX       Y          ADM          0.35%
MidCap Index                              TBD         A / NEW    R4           0.50%
MidCap Index                              MDKLX       L          ADM          0.35%
MidCap Index                              TBD         N          R3           0.75%
MidCap Index                              MDKIX       I          R5           0.10%
MidCap Index                              MDKZX       Z          I            0.00%
MidCap Index                              MDKAX       A          A            0.60%
MidCap Index                              MDKSX       S          SVC          0.25%
MidCap Index                              MDKYX       Y          ADM          0.35%
Premier Balanced                          MMBDX       A          A            0.60%
Premier Balanced                          MMBLX       L          ADM          0.35%
Premier Balanced                          MMBRX       N          R3           0.75%
Premier Balanced                          MBBRX       NEW        R4           0.50%
Premier Balanced                          MBLDX       S          R5           0.15%
Premier Balanced                          MBAYX       Y          SVC          0.25%
Premier Balanced                          MBBIX       Z          I            0.00%
Premier Capital Appreciation              MACAX       A          A            0.60%
Premier Capital Appreciation              MCALX       L          ADM          0.35%
Premier Capital Appreciation              MCANX       N          R3           0.75%
Premier Capital Appreciation              MCASX       S          R5           0.15%
Premier Capital Appreciation              MCAYX       Y          SVC          0.25%
Premier Core Bond                         MMCBX       A          A            0.60%
Premier Core Bond                         MCBLX       L          ADM          0.35%
Premier Core Bond                         MCBNX       N          R3           0.75%
Premier Core Bond                         MCZRX       NEW        R4           0.50%
Premier Core Bond                         MCBDX       S          R5           0.15%
Premier Core Bond                         MCBYX       Y          SVC          0.25%

                                                                  NEW SHARE
                                                         OLD        CLASS
                                                        SHARE    (EFFECTIVE    TOTAL
FUND NAME                                   TICKER      CLASS     4/1/2014)   REVENUE
--------------------------------------------------------------------------------------
Premier Core Bond                         MCZZX       Z          I            0.00%
Premier Disciplined Growth                MPGAX       A          A            0.60%
Premier Disciplined Growth                MPGLX       L          ADM          0.35%
Premier Disciplined Growth                MPDRX       N          R3           0.75%
Premier Disciplined Growth                MPDGX       NEW        R4           0.50%
Premier Disciplined Growth                MPGSX       S          R5           0.15%
Premier Disciplined Growth                DEIGX       Y          SVC          0.25%
Premier Disciplined Growth                MPDIX       Z          I            0.00%
Premier Disciplined Value                 MEPAX       A          A            0.60%
Premier Disciplined Value                 MPILX       L          ADM          0.35%
Premier Disciplined Value                 MPINX       N          R3           0.75%
Premier Disciplined Value                 MPIRX       NEW        R4           0.50%
Premier Disciplined Value                 MEPSX       S          R5           0.15%
Premier Disciplined Value                 DENVX       Y          SVC          0.25%
Premier Disciplined Value                 MPIVX       Z          I            0.00%
Premier Diversified Bond                  MDVAX       A          A            0.60%
Premier Diversified Bond                  MDBLX       L          ADM          0.35%
Premier Diversified Bond                  MDBRX       N          R3           0.75%
Premier Diversified Bond                  MDBFX       NEW        R4           0.50%
Premier Diversified Bond                  MDBSX       S          R5           0.15%
Premier Diversified Bond                  MDBYX       Y          SVC          0.25%
Premier Diversified Bond                  MDBZX       Z          I            0.00%
Premier Focused Int'l                     MOUAX       A          A            0.60%
Premier Focused Int'l                     MOULX       L          ADM          0.35%
Premier Focused Int'l                     MOUNX       N          R3           0.75%
Premier Focused Int'l                     MOURX       NEW        R4           0.50%
Premier Focused Int'l                     MOUSX       S          R5           0.15%
Premier Focused Int'l                     MOUYX       Y          SVC          0.25%
Premier Focused Int'l                     MOUZX       Z          I            0.00%
Premier Global                            MGFAX       A          A            0.60%
Premier Global                            MGFLX       L          ADM          0.35%
Premier Global                            MGFNX       N          R3           0.75%
Premier Global                            MGFRX       NEW        R4           0.50%
Premier Global                            MGFSX       S          R5           0.15%
Premier Global                            MGFYX       Y          SVC          0.25%
Premier Global                            MGFZX       Z          I            0.00%
Premier High Yield Bond                   MPHAX       A          A            0.60%
Premier High Yield Bond                   MPHLX       L          ADM          0.35%
Premier High Yield Bond                   MPHNX       N          R3           0.75%
Premier High Yield Bond                   MPHRX       NEW        R4           0.50%
Premier High Yield Bond                   MPHSX       S          R5           0.15%
Premier High Yield Bond                   DLHYX       Y          SVC          0.25%
Premier High Yield Bond                   MPHZX       Z          I            0.00%
Premier Inflation Prot. Inc               MPSAX       A          A            0.60%
Premier Inflation Prot. Inc               MIPLX       L          ADM          0.35%
Premier Inflation Prot. Inc               MIPNX       N          R3           0.75%
Premier Inflation Prot. Inc               MIPRX       NEW        R4           0.50%

                                                                  NEW SHARE
                                                         OLD        CLASS
                                                        SHARE    (EFFECTIVE    TOTAL
FUND NAME                                   TICKER      CLASS     4/1/2014)   REVENUE
--------------------------------------------------------------------------------------
Premier Inflation Prot. Inc               MIPSX       S          R5           0.15%
Premier Inflation Prot. Inc               MIPYX       Y          SVC          0.25%
Premier Inflation Prot. Inc               MIPZX       Z          I            0.00%
Premier Int'l Equity                      MMIAX       A          A            0.60%
Premier Int'l Equity                      MIELX       L          ADM          0.35%
Premier Int'l Equity                      MEERX       N          R3           0.75%
Premier Int'l Equity                      MEIRX       NEW        R4           0.50%
Premier Int'l Equity                      MIEDX       S          R5           0.15%
Premier Int'l Equity                      MYIEX       Y          SVC          0.25%
Premier Int'l Equity                      MIZIX       Z          I            0.00%
Premier Main Street                       MSSAX       A          A            0.60%
Premier Main Street                       MMSLX       L          ADM          0.35%
Premier Main Street                       MMSNX       N          R3           0.75%
Premier Main Street                       MSSRX       NEW        R4           0.50%
Premier Main Street                       MMSSX       S          R5           0.15%
Premier Main Street                       MMSYX       Y          SVC          0.25%
Premier Main Street                       MSZIX       Z          I            0.00%
Premier Money Market                      MKAXX       A          R5           0.10%
Premier Money Market                      MKSXX       S          R5           0.10%
Premier Money Market                      MKYXX       Y          R5           0.10%
Premier Short Duration Bond               MSHAX       A          A            0.60%
Premier Short Duration Bond               MSTLX       L          ADM          0.35%
Premier Short Duration Bond               MSDNX       N          R3           0.75%
Premier Short Duration Bond               MPSDX       NEW        R4           0.50%
Premier Short Duration Bond               MSTDX       S          R5           0.15%
Premier Short Duration Bond               MSBYX       Y          SVC          0.25%
Premier Short Duration Bond               MSTZX       Z          I            0.00%
Premier Small Cap Opportunities           DLBMX       A          A            0.60%
Premier Small Cap Opportunities           MSCLX       L          ADM          0.35%
Premier Small Cap Opportunities           MCCRX       N          R3           0.75%
Premier Small Cap Opportunities           MOORX       NEW        R4           0.50%
Premier Small Cap Opportunities           MSCDX       S          R5           0.15%
Premier Small Cap Opportunities           MSVYX       Y          SVC          0.25%
Premier Small Cap Opportunities           MSOOX       Z          I            0.00%
Premier Strategic Emerging Mkt            MPASX       A          A            0.60%
Premier Strategic Emerging Mkt            MPLSX       L          ADM          0.35%
Premier Strategic Emerging Mkt            MPZRX       N          R3           0.75%
Premier Strategic Emerging Mkt            MPRSX       NEW        R4           0.50%
Premier Strategic Emerging Mkt            MPSMX       S          R5           0.15%
Premier Strategic Emerging Mkt            MPEYX       Y          SVC          0.25%
Premier Strategic Emerging Mkt            MPZSX       Z          I            0.00%
Premier Value                             MCEAX       A          A            0.60%
Premier Value                             DLBVX       L          ADM          0.35%
Premier Value                             MCENX       N          R3           0.75%
Premier Value                             MCERX       NEW        R4           0.50%
Premier Value                             MVEDX       S          R5           0.15%
Premier Value                             MCEYX       Y          SVC          0.25%

                                                                  NEW SHARE
                                                         OLD        CLASS
                                                        SHARE    (EFFECTIVE    TOTAL
FUND NAME                                   TICKER      CLASS     4/1/2014)   REVENUE
--------------------------------------------------------------------------------------
Premier Value                             MCZIX       Z          I            0.00%
RetireSmart 2010                          MRXAX       A          A            0.60%
RetireSmart 2010                          MRXLX       L          ADM          0.35%
RetireSmart 2010                          MRXNX       N          R3           0.75%
RetireSmart 2010                          TBD         NEW        R4           0.50%
RetireSmart 2010                          TBD         NEW        R5           0.15%
RetireSmart 2010                          TBD         NEW        I            0.00%
RetireSmart 2010                          MRXSX       S          SVC          0.25%
RetireSmart 2010                          MRXYX       Y          ADM          0.35%
RetireSmart 2015                          MMJAX       A          A            0.60%
RetireSmart 2015                          MMJLX       L          ADM          0.35%
RetireSmart 2015                          MMJNX       N          R3           0.75%
RetireSmart 2015                          TBD         NEW        R4           0.50%
RetireSmart 2015                          TBD         NEW        R5           0.15%
RetireSmart 2015                          TBD         NEW        I            0.00%
RetireSmart 2015                          MMJSX       S          SVC          0.25%
RetireSmart 2015                          MMJYX       Y          ADM          0.35%
RetireSmart 2020                          MRTAX       A          A            0.60%
RetireSmart 2020                          MRTLX       L          ADM          0.35%
RetireSmart 2020                          MRTNX       N          R3           0.75%
RetireSmart 2020                          TBD         NEW        R4           0.50%
RetireSmart 2020                          TBD         NEW        R5           0.15%
RetireSmart 2020                          TBD         NEW        I            0.00%
RetireSmart 2020                          MRTSX       S          SVC          0.25%
RetireSmart 2020                          MRTYX       Y          ADM          0.35%
RetireSmart 2025                          MMSDX       A          A            0.60%
RetireSmart 2025                          MMLIX       L          ADM          0.35%
RetireSmart 2025                          TBD         N          R3           0.75%
RetireSmart 2025                          TBD         NEW        R4           0.50%
RetireSmart 2025                          TBD         NEW        R5           0.15%
RetireSmart 2025                          TBD         NEW        I            0.00%
RetireSmart 2025                          MMISX       S          SVC          0.25%
RetireSmart 2025                          MMIYX       Y          ADM          0.35%
RetireSmart 2030                          MRYAX       A          A            0.60%
RetireSmart 2030                          MYRLX       L          ADM          0.35%
RetireSmart 2030                          MRYNX       N          R3           0.75%
RetireSmart 2030                          TBD         NEW        R4           0.50%
RetireSmart 2030                          TBD         NEW        R5           0.15%
RetireSmart 2030                          TBD         NEW        I            0.00%
RetireSmart 2030                          MRYSX       S          SVC          0.25%
RetireSmart 2030                          MRYYX       Y          ADM          0.35%
RetireSmart 2035                          MMXAX       A          A            0.60%
RetireSmart 2035                          MMXLX       L          ADM          0.35%
RetireSmart 2035                          TBD         N          R3           0.75%
RetireSmart 2035                          TBD         NEW        R4           0.50%
RetireSmart 2035                          TBD         NEW        R5           0.15%
RetireSmart 2035                          TBD         NEW        I            0.00%

                                                                  NEW SHARE
                                                         OLD        CLASS
                                                        SHARE    (EFFECTIVE    TOTAL
FUND NAME                                   TICKER      CLASS     4/1/2014)   REVENUE
--------------------------------------------------------------------------------------
RetireSmart 2035                          MMXSX       S          SVC          0.25%
RetireSmart 2035                          MMXYX       Y          ADM          0.35%
RetireSmart 2040                          MRFAX       A          A            0.60%
RetireSmart 2040                          MRFLX       L          ADM          0.35%
RetireSmart 2040                          MFRNX       N          R3           0.75%
RetireSmart 2040                          TBD         NEW        R4           0.50%
RetireSmart 2040                          TBD         NEW        R5           0.15%
RetireSmart 2040                          TBD         NEW        I            0.00%
RetireSmart 2040                          MFRSX       S          SVC          0.25%
RetireSmart 2040                          MRFYX       Y          ADM          0.35%
RetireSmart 2045                          MMKAX       A          A            0.60%
RetireSmart 2045                          MMKLX       L          ADM          0.35%
RetireSmart 2045                          TBD         N          R3           0.75%
RetireSmart 2045                          TBD         NEW        R4           0.50%
RetireSmart 2045                          TBD         NEW        R5           0.15%
RetireSmart 2045                          TBD         NEW        I            0.00%
RetireSmart 2045                          MMKSX       S          SVC          0.25%
RetireSmart 2045                          MMKYX       Y          ADM          0.35%
RetireSmart 2050                          MMARX       A          A            0.60%
RetireSmart 2050                          MMRLX       L          ADM          0.35%
RetireSmart 2050                          MMRNX       N          R3           0.75%
RetireSmart 2050                          TBD         NEW        R4           0.50%
RetireSmart 2050                          TBD         NEW        R5           0.15%
RetireSmart 2050                          TBD         NEW        I            0.00%
RetireSmart 2050                          MMTSX       S          SVC          0.25%
RetireSmart 2050                          MMRYX       Y          ADM          0.35%
RetireSmart 2055                          MMWAX       A          A            0.60%
RetireSmart 2055                          MMWLX       L          ADM          0.35%
RetireSmart 2055                          TBD         N          R3           0.75%
RetireSmart 2055                          TBD         NEW        R4           0.50%
RetireSmart 2055                          TBD         NEW        R5           0.15%
RetireSmart 2055                          TBD         NEW        I            0.00%
RetireSmart 2055                          MMWSX       S          SVC          0.25%
RetireSmart 2055                          MMWYX       Y          ADM          0.35%
RetireSmart Conservative                  MCTAX       A          A            0.60%
RetireSmart Conservative                  MRCLX       L          ADM          0.35%
RetireSmart Conservative                  TBD         N          R3           0.75%
RetireSmart Conservative                  TBD         NEW        R4           0.50%
RetireSmart Conservative                  MRCSX       S          R5           0.15%
RetireSmart Conservative                  MRCYX       Y          SVC          0.25%
RetireSmart Conservative                  TBD         Z          I            0.00%
RetireSmart Growth                        MRRAX       A          A            0.60%
RetireSmart Growth                        MRGLX       L          ADM          0.35%
RetireSmart Growth                        TBD         N          R3           0.75%
RetireSmart Growth                        TBD         NEW        R4           0.50%
RetireSmart Growth                        MRRSX       S          R5           0.15%

                                                               NEW SHARE
                                                       OLD       CLASS
                                                      SHARE   (EFFECTIVE    TOTAL
FUND NAME                                   TICKER    CLASS    4/1/2014)   REVENUE
----------------------------------------------------------------------------------
RetireSmart Growth                        MRGYX       Y       SVC          0.25%
RetireSmart Growth                        TBD         Z       I            0.00%
RetireSmart InRetirement                  MRDAX       A       A            0.60%
RetireSmart InRetirement                  MDRLX       L       ADM          0.35%
RetireSmart InRetirement                  MDRNX       N       R3           0.75%
RetireSmart InRetirement                  TBD         NEW     R4           0.50%
RetireSmart InRetirement                  TBD         NEW     R5           0.15%
RetireSmart InRetirement                  TBD         NEW     I            0.00%
RetireSmart InRetirement                  MDRSX       S       SVC          0.25%
RetireSmart InRetirement                  MDRYX       Y       ADM          0.35%
RetireSmart Moderate                      MRMAX       A       A            0.60%
RetireSmart Moderate                      MRMLX       L       ADM          0.35%
RetireSmart Moderate                      TBD         N       R3           0.75%
RetireSmart Moderate                      TBD         NEW     R4           0.50%
RetireSmart Moderate                      MROSX       S       R5           0.15%
RetireSmart Moderate                      MRMYX       Y       SVC          0.25%
RetireSmart Moderate                      TBD         Z       I            0.00%
RetireSmart Moderate Growth               MOGAX       A       A            0.60%
RetireSmart Moderate Growth               MRSLX       L       ADM          0.35%
RetireSmart Moderate Growth               TBD         N       R3           0.75%
RetireSmart Moderate Growth               TBD         NEW     R4           0.50%
RetireSmart Moderate Growth               MRSSX       S       R5           0.15%
RetireSmart Moderate Growth               MROYX       Y       SVC          0.25%
RetireSmart Moderate Growth               TBD         Z       I            0.00%
S&P 500 Index                             MIEAX       A       R4           0.50%
S&P 500 Index                             MMILX       L       ADM          0.35%
S&P 500 Index                             MMINX       N       R3           0.75%
S&P 500 Index                             MIEZX       I       R5           0.10%
S&P 500 Index                             MMIZX       Z       I            0.00%
S&P 500 Index                             TBD         NEW/A   A            0.60%
S&P 500 Index                             MMIEX       S       SVC          0.25%
S&P 500 Index                             MIEYX       Y       ADM          0.35%
Select Blue Chip Growth                   MBCGX       A       A            0.60%
Select Blue Chip Growth                   MBCLX       L       ADM          0.35%
Select Blue Chip Growth                   MBCNX       N       R3           0.75%
Select Blue Chip Growth                   TBD         NEW     R4           0.50%
Select Blue Chip Growth                   MBCSX       S       R5           0.15%
Select Blue Chip Growth                   MBCYX       Y       SVC          0.25%
Select Blue Chip Growth                   TBD         Z       I            0.00%
Select Diversified Int'l                  MMZAX       A       A            0.60%
Select Diversified Int'l                  MMZLX       L       ADM          0.35%
Select Diversified Int'l                  TBD         N       R3           0.75%
Select Diversified Int'l                  TBD         NEW     R4           0.50%
Select Diversified Int'l                  MMZSX       S       R5           0.15%
Select Diversified Int'l                  MMZYX       Y       SVC          0.25%
Select Diversified Int'l                  TBD         Z       I            0.00%
Select Diversified Value                  MDDAX       A       A            0.60%

                                                               NEW SHARE
                                                       OLD       CLASS
                                                      SHARE   (EFFECTIVE    TOTAL
FUND NAME                                   TICKER    CLASS    4/1/2014)   REVENUE
----------------------------------------------------------------------------------
Select Diversified Value                  MDDLX       L       ADM          0.35%
Select Diversified Value                  MDVNX       N       R3           0.75%
Select Diversified Value                  TBD         NEW     R4           0.50%
Select Diversified Value                  MDVSX       S       R5           0.15%
Select Diversified Value                  MDVYX       Y       SVC          0.25%
Select Diversified Value                  TBD         Z       I            0.00%
Select Focused Value                      MFVAX       A       A            0.60%
Select Focused Value                      MMFVX       L       ADM          0.35%
Select Focused Value                      MFVNX       N       R3           0.75%
Select Focused Value                      TBD         NEW     R4           0.50%
Select Focused Value                      MFVSX       S       R5           0.15%
Select Focused Value                      MMFYX       Y       SVC          0.25%
Select Focused Value                      MFVZX       Z       I            0.00%
Select Fundamental Growth                 MOTAX       A       A            0.60%
Select Fundamental Growth                 MOTLX       L       ADM          0.35%
Select Fundamental Growth                 MOTNX       N       R3           0.75%
Select Fundamental Growth                 TBD         NEW     R4           0.50%
Select Fundamental Growth                 MOTCX       S       R5           0.15%
Select Fundamental Growth                 MOTYX       Y       SVC          0.25%
Select Fundamental Growth                 TBD         Z       I            0.00%
Select Fundamental Value                  MFUAX       A       A            0.60%
Select Fundamental Value                  MFULX       L       ADM          0.35%
Select Fundamental Value                  MFUNX       N       R3           0.75%
Select Fundamental Value                  TBD         NEW     R4           0.50%
Select Fundamental Value                  MVUSX       S       R5           0.15%
Select Fundamental Value                  MFUYX       Y       SVC          0.25%
Select Fundamental Value                  MFUZX       Z       I            0.00%
Select Global Allocation                  MGJAX       A       A            0.55%
Select Global Allocation                  MGSLX       L       ADM          0.30%
Select Global Allocation                  TBD         N       R3           0.70%
Select Global Allocation                  TBD         NEW     R4           0.45%
Select Global Allocation                  MGSSX       S       R5           0.10%
Select Global Allocation                  MGSYX       Y       SVC          0.20%
Select Global Allocation                  TBD         Z       I            0.00%
Select Growth Opportunities               MMAAX       A       A            0.60%
Select Growth Opportunities               MAGLX       L       ADM          0.35%
Select Growth Opportunities               MMANX       N       R3           0.75%
Select Growth Opportunities               TBD         NEW     R4           0.50%
Select Growth Opportunities               MGRSX       S       R5           0.15%
Select Growth Opportunities               MAGYX       Y       SVC          0.25%
Select Growth Opportunities               MMAZX       Z       I            0.00%
Select Large Cap Value                    MMLAX       A       A            0.60%
Select Large Cap Value                    MLVLX       L       ADM          0.35%
Select Large Cap Value                    MLVNX       N       R3           0.75%
Select Large Cap Value                    TBD         NEW     R4           0.50%
Select Large Cap Value                    MLVSX       S       R5           0.15%
Select Large Cap Value                    MMLYX       Y       SVC          0.25%

                                                               NEW SHARE
                                                       OLD       CLASS
                                                      SHARE   (EFFECTIVE    TOTAL
FUND NAME                                   TICKER    CLASS    4/1/2014)   REVENUE
----------------------------------------------------------------------------------
Select Large Cap Value                    TBD         Z       I            0.00%
Select MidCap Growth Eq II                MEFAX       A       A            0.60%
Select MidCap Growth Eq II                MMELX       L       ADM          0.35%
Select MidCap Growth Eq II                MEFNX       N       R3           0.75%
Select MidCap Growth Eq II                TBD         NEW     R4           0.50%
Select MidCap Growth Eq II                MGRFX       S       R5           0.15%
Select MidCap Growth Eq II                MEFYX       Y       SVC          0.25%
Select MidCap Growth Eq II                MEFZX       Z       I            0.00%
Select MidCap Value                       MLUAX       A       A            0.60%
Select MidCap Value                       MLULX       L       ADM          0.35%
Select MidCap Value                       MLUNX       N       R3           0.75%
Select MidCap Value                       TBD         NEW     R4           0.50%
Select MidCap Value                       MLUSX       S       R5           0.15%
Select MidCap Value                       MLUYX       Y       SVC          0.25%
Select MidCap Value                       MLUZX       Z       I            0.00%
Select Overseas                           MOSAX       A       A            0.60%
Select Overseas                           MOSLX       L       ADM          0.35%
Select Overseas                           MOSNX       N       R3           0.75%
Select Overseas                           TBD         NEW     R4           0.50%
Select Overseas                           MOSSX       S       R5           0.15%
Select Overseas                           MOSYX       Y       SVC          0.25%
Select Overseas                           MOSZX       Z       I            0.00%
Select PIMCO Total Return Bond            TBD         NEW     A            0.55%
Select PIMCO Total Return Bond            MSPLX       L       ADM          0.30%
Select PIMCO Total Return Bond            MSPNX       N       R3           0.70%
Select PIMCO Total Return Bond            MSPGX       A       R4           0.45%
Select PIMCO Total Return Bond            MSPSX       S       R5           0.10%
Select PIMCO Total Return Bond            MSPHX       Y       SVC          0.20%
Select PIMCO Total Return Bond            MSPZX       Z       I            0.00%
Select Small Cap Value Eq                 MMQAX       A       A            0.60%
Select Small Cap Value Eq                 MMQLX       L       ADM          0.35%
Select Small Cap Value Eq                 TBD         N       R3           0.75%
Select Small Cap Value Eq                 TBD         NEW     R4           0.50%
Select Small Cap Value Eq                 MMQSX       S       R5           0.15%
Select Small Cap Value Eq                 MMQYX       Y       SVC          0.25%
Select Small Cap Value Eq                 TBD         Z       I            0.00%
Select Small Co Growth                    MRWAX       A       A            0.60%
Select Small Co Growth                    MMCLX       L       ADM          0.35%
Select Small Co Growth                    TBD         N       R3           0.75%
Select Small Co Growth                    TBD         NEW     R4           0.50%
Select Small Co Growth                    MSCSX       S       R5           0.15%
Select Small Co Growth                    MMCYX       Y       SVC          0.25%
Select Small Co Growth                    TBD         Z       I            0.00%
Select Small Company Value                MMYAX       A       A            0.60%
Select Small Company Value                MMYLX       L       ADM          0.35%
Select Small Company Value                MSVNX       N       R3           0.75%
Select Small Company Value                TBD         NEW     R4           0.50%

                                                               NEW SHARE
                                                       OLD       CLASS
                                                      SHARE   (EFFECTIVE    TOTAL
FUND NAME                                   TICKER    CLASS    4/1/2014)   REVENUE
----------------------------------------------------------------------------------
Select Small Company Value                MSVSX       S       R5           0.15%
Select Small Company Value                MMVYX       Y       SVC          0.25%
Select Small Company Value                MSVZX       Z       I            0.00%
Select SmallCap Growth Eq                 MMGEX       A       A            0.60%
Select SmallCap Growth Eq                 MSGLX       L       ADM          0.35%
Select SmallCap Growth Eq                 MSGNX       N       R3           0.75%
Select SmallCap Growth Eq                 TBD         NEW     R4           0.50%
Select SmallCap Growth Eq                 MSGSX       S       R5           0.15%
Select SmallCap Growth Eq                 MSCYX       Y       SVC          0.25%
Select SmallCap Growth Eq                 MSGZX       Z       I            0.00%
Select Strategic Bond                     MSBAX       A       A            0.60%
Select Strategic Bond                     MSBLX       L       ADM          0.35%
Select Strategic Bond                     MSBNX       N       R3           0.75%
Select Strategic Bond                     TBD         NEW     R4           0.50%
Select Strategic Bond                     MBSSX       S       R5           0.15%
Select Strategic Bond                     MBSYX       Y       SVC          0.25%
Select Strategic Bond                     TBD         Z       I            0.00%
SmallCap Index                            TBD         NEW     R4           0.50%
SmallCap Index                            MCJLX       L       ADM          0.35%
SmallCap Index                            TBD         N       R3           0.75%
SmallCap Index                            MCJIX       I       R5           0.10%
SmallCap Index                            MCJZX       Z       I            0.00%
SmallCap Index                            MCJAX       A       A            0.60%
SmallCap Index                            MCJSX       S       SVC          0.25%
SmallCap Index                            MCJYX       Y       ADM          0.35%